6705 Rockledge Drive, Suite 900

Bethesda, MD 20817-1850

(301) 581-0600

Contact:	Shawn M. Guertin

Chief Financial Officer

(301) 581-5701

Drew Asher

Senior Vice President, Corporate Finance

(301) 581-5717

Coventry Health Care Reports Record Fourth Quarter Earnings of $1.18 per Diluted Share

_________________________________________

Reiterates 2008 Guidance

BETHESDA, Md. (February 8, 2008) - Coventry Health Care, Inc. (NYSE: CVH) today reported operating results for the quarter ended December 31, 2007. Operating revenues totaled $2.79 billion for the quarter with net earnings of $184.3 million, or $1.18 per diluted share, up from operating revenues of $1.94 billion and net earnings of $0.97 per diluted share in the prior year quarter. For the year ended December 31, 2007, total revenues were $9.88 billion, up 28% from the prior year, with net earnings of $626.1 million, or $3.98 per diluted share, up 15% from the prior year.

“Coventry’s 2007 results were characterized by strong financial and operational performance, with the fourth quarter as no exception,” said Dale B. Wolf, chief executive officer of Coventry. “Our 2007 organic growth initiatives and capital deployment activities have positioned us well for another year with industry-leading revenue growth and steady and reliable earnings results.”

Fourth Quarter Highlights

•	Revenues up 43.6% from the prior year quarter
•	GAAP diluted earnings per share (EPS) up 21.6% from the prior year quarter
•	Commercial group risk enrollment growth of 8,000 members
•	Share buyback of 1.0 million shares
•	Commercial health plan medical loss ratio of 77.3% on a “same store” basis (78.4% including the commercial business acquired from Vista Healthplans and Mutual of Omaha)

Full Year 2007 Highlights

•	Revenues up 27.7% from the prior year
•	GAAP diluted EPS up 14.7% from the prior year
•	Excluding the $0.04 per share debt refinancing charge incurred during the first quarter, diluted EPS of $4.02 was up 15.9% from the prior year
•	Membership growth of 566,000 members from the prior year, or 13.8%
•	Closed four acquisitions across all business divisions deploying $1.2 billion of capital
•	Repurchased 7.5 million shares for $429.2 million, the largest annual buyback in the Company’s history
•

Year-to-date GAAP cash flows from operations were $580.0 million. Adjusted for the $363.7 million payment to CMS related to the 2006 Medicare Part D contract year and related 2007 Medicare Part D contract year

                                                                                                                 Page 1 of 9

items, 2007 operating cash flows were $899.7 million or 144% of net income. To provide further detail regarding the settlement items, a cash flow reconciliation is presented on page 7.

Commercial Business Division Highlights

•

Membership. As of December 31, 2007, total divisional membership was 3.11 million, representing an increase of 12,000 members over the prior quarter. Included in this total were 1.58 million commercial group risk members, an increase of 8,000 members from the prior quarter, marking the third consecutive quarter of organic commercial group risk membership growth driven by steady growth in small group.

•

Health Plan Commercial Group Premium Yield & Medical Loss Ratio (MLR)(1). For the year ended December 31, 2007, commercial premium yields increased 5.0% over the same prior year period as reported and 4.7% on a “same store” basis. On a “same store” basis, health plan commercial group risk MLR was 77.3% in the fourth quarter, down 10 basis points from the prior year quarter and 78.0% for full year 2007. Including the impact of acquisitions, health plan commercial group risk MLR was 78.4% in the fourth quarter and 78.3% for full year 2007.

Individual Consumer & Government Business Division Highlights

•

Membership. As of December 31, 2007, total divisional membership was 1.56 million, representing a decrease of 5,000 members over the prior quarter. The individual business reported another strong quarter, up 9,000 members sequentially.

•	Medical Loss Ratio (MLR). Medicare Advantage MLR was 80.1% in the fourth quarter and 80.5% for full year 2007. Medicare Part D MLR was 58.0% in the fourth quarter and 78.1% for full year 2007.

Specialty Business Division Highlight

•	Revenue for the fourth quarter was $163.1 million, up from $156.8 million in the prior quarter driven by organic growth in the Coventry workers’ compensation services business.

.

(1)	“Health Plan Commercial Group” data excludes Individual business (under 65 years of age).

Consolidated Guidance Details

Q1 2008 Guidance

•	Total revenues of $2.90 billion to $3.10 billion
•	Earnings per share (EPS) on a diluted basis of $0.85 to $0.87
•	Reflects seasonal impact of Medicare Part D

2008 Full Year Guidance

•	Risk revenues of $11.0 billion to $11.5 billion
•	Management services revenues of $1.35 billion to $1.40 billion
•	Consolidated revenues of $12.35 billion to $12.90 billion
•	Consolidated MLR% of 80.0% to 80.5%
•	Cost of sales expense of $160.0 million to $180.0 million
•	Selling, general, and administrative expenses (SG&A) of $2.15 billion to $2.22 billion
•	Depreciation and amortization expense of $168.0 million to $178.0 million
•	Investment income of $124.0 million to $135.0 million
•	Interest expense of $93.0 million to $96.0 million
•	Tax rate of 36.7% to 37.3%
•	Diluted share count of 152.0 million to 157.0 million shares
•	GAAP EPS on a diluted basis of $4.42 to $4.58

Mr. Wolf will host a conference call at 8:30 a.m. ET on Friday, February 8, 2008. To listen to the call, dial toll-free at (888) 202-2422 or, for international callers, (913) 981-5592. Callers will be asked to identify themselves and their affiliations. The conference call will also be broadcast from Coventry’s Investor Relations website at www.cvty.com. Coventry asks participants on both the call and webcast to review and be familiar with its filings with the Securities and Exchange Commission (SEC). A replay of the call will be available for one week at (888) 203-1112 or, for international callers, (719) 457-0820. The access code is 1468085.

This press release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are defined as statements that are not historical facts and include those statements relating to future events or future financial performance. Actual performance may be significantly impacted by certain risks and uncertainties, including those described in Coventry’s Annual Report on Form 10-K for the year ended December 31, 2006 and Coventry’s Form 10-Q for the quarter ended September 30, 2007. Coventry undertakes no obligation to update or revise any forward-looking statements.

Coventry Health Care (www.cvty.com ) is a diversified national managed healthcare company based in Bethesda, Maryland, operating health plans, insurance companies, network rental and workers’ compensation services companies. Through its Commercial Business, Individual Consumer & Government Business, and Specialty Business divisions, Coventry provides a full range of risk and fee-based managed care products and services to a broad cross section of individuals, employer and government-funded groups, government agencies, and other insurance carriers and administrators.

COVENTRY HEALTH CARE, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except per share data)

	Quarters Ended		Years Ended
	December 31,		December 31,
	2007	2006	2007	2006
	(unaudited)	(unaudited)	(unaudited)
Operating revenues:
Managed care premiums	$ 2,448,048	$ 1,723,890	$ 8,689,633	$ 6,857,301
Management services	339,846	217,104	1,189,898	876,455
Total operating revenues	2,787,894	1,940,994	9,879,531	7,733,756

Operating expenses:
Medical costs	1,918,933	1,328,668	6,920,531	5,439,964
Cost of sales	36,001	-	93,808	-
Selling, general, administrative	506,768	355,356	1,789,991	1,339,522
Depreciation and amortization	42,544	29,556	142,569	113,267
Total operating expenses	2,504,246	1,713,580	8,946,899	6,892,753

Operating earnings	283,648	227,414	932,632	841,003
Operating earnings percentage of total revenues	10.2%	11.7%	9.4%	10.9%

Interest expense	26,195	13,125	82,217	52,446
Other income, net	37,561	33,139	144,455	107,791

Earnings before income taxes	295,014	247,428	994,870	896,348

Provision for income taxes	110,679	91,334	368,776	336,303
Net earnings	$ 184,335	$ 156,094	$ 626,094	$ 560,045

Net earnings per share, basic	$ 1.20	$ 0.99	$ 4.04	$ 3.53
Net earnings per share, diluted	$ 1.18	$ 0.97	$ 3.98	$ 3.47

Weighted average shares outstanding, basic	153,637	158,129	154,884	158,601
Weighted average shares outstanding, diluted	155,961	160,513	157,357	161,434

COVENTRY HEALTH CARE, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands)

	December 31,	September 30,	December 31,
	2007	2007	2006
	(unaudited)	(unaudited)
Assets:

Current assets:
Cash and cash equivalents	$945,535	$1,725,336	$1,370,836
Short-term investments	155,248	143,101	292,392
Accounts receivable, net	263,021	274,493	209,180
Other receivables, net	313,350	280,575	164,829
Other current assets	114,543	130,501	97,145
Total current assets	1,791,697	2,554,006	2,134,382

Long-term investments	1,758,454	1,338,612	1,130,572
Property and equipment, net	321,287	316,973	315,105
Goodwill	2,573,325	2,564,214	1,620,272
Other intangible assets, net	590,419	607,394	388,400
Other long-term assets	90,906	91,957	76,376
Total assets	$7,126,088	$7,473,156	$5,665,107

Liabilities and Stockholders’ Equity:

Current liabilities:
Medical liabilities	$1,161,963	$1,629,328	$1,121,151
Accounts payable and accrued liabilities	548,491	547,551	460,489
Deferred revenue	69,052	102,937	60,349
Current portion of long-term debt	-	-	10,000
Total current liabilities	1,779,506	2,279,816	1,651,989

Long-term debt	1,662,021	1,661,924	750,500
Other long-term liabilities	383,082	385,089	309,616
Total liabilities	3,824,609	4,326,829	2,712,105

Stockholders’ equity	3,301,479	3,146,327	2,953,002

Total liabilities and stockholders’ equity	$7,126,088	$7,473,156	$5,665,107

COVENTRY HEALTH CARE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Amounts in thousands)

	Quarter Ended	Year Ended
	December 31, 2007	December 31, 2007
	(unaudited)	(unaudited)
Cash flows from operating activities:
Net earnings	$184,335	$626,094
Adjustments to earnings:
Depreciation and amortization	42,544	142,569
Amortization of stock compensation	15,722	64,129
Changes in assets and liabilities:
Accounts receivable, net	11,382	2,523
Medical liabilities	(463,066)	(98,781)
Accounts payable and other accrued liabilities	16,213	(20,122)
Deferred revenue	(33,885)	(26,138)
Other operating activities	(46,501)	(110,264)
Net cash flows from operating activities	(273,256)	580,010

Cash flows from investing activities:
Capital expenditures, net	(30,225)	(61,307)
Payments for investments, net of sales and maturities	(422,154)	(288,742)
Payments for acquisitions, net of cash acquired	(826)	(1,192,601)
Net cash flows from investing activities	(453,205)	(1,542,650)

Cash flows from financing activities:
Proceeds from issuance of stock	5,442	52,262
Payments for repurchase of stock	(59,735)	(439,237)
Proceeds from issuance of debt, net	(637)	1,153,280
Excess tax benefit from stock compensation	1,590	31,534
Payments for retirement of debt	-	(260,500)
Net cash flows from financing activities	(53,340)	537,339

Net change in cash and cash equivalents for current period	(779,801)	(425,301)
Cash and cash equivalents at beginning of period	1,725,336	1,370,836
Cash and cash equivalents at end of period	$945,535	$945,535

Cash and Investments:
Cash and cash equivalents	$945,535	$945,535
Short-term investments	155,248	155,248
Long-term investments	1,758,454	1,758,454
Total cash and investments	$2,859,237	$2,859,237

COVENTRY HEALTH CARE, INC.

RECONCILIATION OF OPERATING CASH FLOWS

FOR THE THREE MONTHS ENDED DECEMBER 31, 2007

(Amounts in thousands, unaudited)

Consolidated Total
GAAP net cash flows from operating activities	($273,256)

Add:
Payment to CMS for 2006 contract year settlement[*]	$363,716
Changes in amounts owed to CMS for 2007 contract year settlement items	$13,696

Adjusted operating cash flows	$104,156

Net earnings	$184,335

Adjusted operating cash flows as a percentage of net earnings	57%

COVENTRY HEALTH CARE, INC.

RECONCILIATION OF OPERATING CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2007

(Amounts in thousands, unaudited)

Consolidated Total
GAAP net cash flows from operating activities	$580,010

Add:
Payment to CMS for 2006 contract year settlement[*]	$363,716

Less:
Amounts owed to CMS for 2007 contract year settlement items	($43,994)

Adjusted operating cash flows	$899,732

Net earnings	$626,094

Adjusted operating cash flows as a percentage of net earnings	144%

[*] Fourth Quarter 2007 Cash Flow Event Related To 2006 Medicare Part D Contract Year

During the fourth quarter of 2007, CMS collected $364 million of the $395 million owed for the 2006 contract year settlement including Part D CMS risk share, LICS, and reinsurance recoveries. The remaining $31 million has been collected in 2008. The Company adequately accrued for these settlements.

COVENTRY HEALTH CARE, INC.

SELECTED OPERATING STATISTICS

(Unaudited)

	Total 2007	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Total 2006	Total 2005
Membership by Product (000s)
Commercial Group Risk(2)		1,580	1,572	1,389	1,387	1,457	1,515
Health Plan ASO		750	737	650	648	621	592
Other ASO(3)		783	792	692	741	866	1,131
Total Commercial Division		3,113	3,101	2,731	2,776	2,944	3,238

Medicare Advantage(4)		283	286	213	185	80	75
Medicare Part D		704	717	700	698	687	n/a
Total Medicare		987	1,003	913	883	767	75

Medicaid Risk		480	478	396	400	373	393
Individual		93	84	41	31	23	n/m
Total Indiv./Gov’t Division		1,560	1,565	1,350	1,314	1,163	468

Total Membership		4,673	4,666	4,081	4,090	4,107	3,706

Revenues by Product (000s)
Commercial Group Risk	$4,785,095	$1,315,011	$1,202,281	$1,134,278	$1,133,525	$4,580,165	$4,297,489
Commercial ASO	484,213	134,266	119,798	113,702	116,447	492,293	513,064
Total Commercial Division	5,269,308	1,449,277	1,322,079	1,247,980	1,249,972	5,072,458	4,810,553

Medicare Risk	2,871,605	806,682	738,817	657,652	668,455	1,484,548	676,349
Medicaid Risk	928,259	277,870	234,313	207,937	208,138	762,093	754,324
Medicaid ASO	185,490	43,902	45,267	46,716	49,605	184,503	183,197
Individual Risk	104,673	48,485	26,809	16,527	12,852	30,495	n/m
Total Indiv./Gov’t Division	4,090,027	1,176,939	1,045,206	928,832	939,050	2,461,639	1,613,870

Specialty Division	525,798	163,116	156,805	157,098	48,778	206,220	193,714

Total Premiums	8,689,633	2,448,048	2,202,220	2,016,394	2,022,970	6,857,301	5,728,162
Total Management Services	1,195,501	341,285	321,870	317,516	214,830	883,016	889,975
Other/Eliminations	(5,603)	(1,439)	(1,442)	(1,418)	(1,303)	(6,561)	(6,891)
Total Revenue	$9,879,531	$2,787,894	$2,522,648	$2,332,492	$2,236,497	$7,733,756	$6,611,246

Consolidated Coventry

Operating Income % of Revenues	9.4%	10.2%	9.7%	9.6%	8.1%	10.9%	12.0%

SGA % of Revenues	18.1%	18.2%	18.7%	19.0%	16.5%	17.3%	17.9%

Total Medical Liabilities (000s)(5)		$ 996,859	$1,016,406	$ 910,528	$ 835,790	$ 719,426	$ 700,066
Days in Claims Payable (DCP)(5)		50.82[*]	59.55	57.34	53.97	54.97	55.58

Total Debt (millions)		$ 1,662.0	$ 1,661.9	$ 978.6	$ 988.5	$ 760.5	$ 770.5
Total Capital (millions)		$ 4,963.5	$ 4,808.3	$ 3,908.9	$ 3,886.6	$ 3,713.5	$ 3,325.2
Debt to Capital		33.5%	34.6%	25.0%	25.4%	20.5%	23.2%

[*] Reconciliation of change in Q4 2007 Days in Claims Payable:

Total change from prior quarter	(8.7)
MAPD CMS 2006 contract year reconciliation payment	3.8
PFFS claims payment acceleration	2.5
Inclusion of Vista effective Q4 2007	1.7
Remaining normal operating fluctuation	= 0.7

COVENTRY HEALTH CARE, INC.

REVENUE AND MEDICAL COST STATISTICS

(Unaudited)

	Total 2007	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Total 2006	Total 2005
Revenue PMPM
Health Plan Commercial Group Risk(1)	$ 273.76	$ 277.86	$ 274.16	$ 271.39	$ 271.03	$ 260.69	$ 246.46
Medicare Advantage(4),(6)	$ 837.69	$ 844.89	$ 833.58	$ 836.17	$ 834.02	$ 857.28	$ 765.58
Medicare Part D(7)	$ 99.57	$ 98.02	$ 101.52	$ 101.49	$ 97.25	$ 103.77	n/a
Medicaid Risk	$ 183.77	$ 192.92	$ 188.36	$ 174.48	$ 177.09	$ 167.30	$ 157.52

MLR %
Consolidated Total	79.6%	78.4%	79.0%	79.6%	81.9%	79.3%	79.4%

Health Plan Commercial Group Risk(1)	78.3%	78.4%	78.8%	77.5%	78.4%	77.8%	78.5%
Medicare Advantage(4)	80.5%	80.1%	80.7%	79.3%	82.3%	79.4%	80.3%
Medicare Part D	78.1%	58.0%	66.7%	80.3%	94.7%	84.5%	n/a
Medicaid Risk	87.3%	86.3%	85.1%	91.7%	86.5%	85.6%	84.6%

Explanatory Notes

Note: Revenue PMPM and MLR % metrics above include acquisitions from the date of closing.

(1) “Health Plan Commercial Group” data excludes Individual business (under 65 years of age).

(2) “Commercial Group Risk” membership includes health plan commercial group business and a small group PPO insurance block which was previously reported within First Health.

(3) “Other ASO” membership includes active National Accounts and Federal Employees Health Benefits Plan (FEHBP) administrative services business.

(4) “Medicare Advantage” data includes Medicare Advantage HMO, Medicare Advantage PPO, and

Medicare Advantage PFFS results.

(5) “Total Medical Liabilities” and “Days in Claims Payable” are calculated consistently with prior disclosures to exclude the impact of the Vista Healthplans acquisition in the third quarter but include the impact of the Vista Healthplans acquisition in the fourth quarter due to the timing of closing.

(6) Revenue PMPM excludes the impact of revenue ceded to external parties.

(7) Revenue PMPM excludes the impact of CMS risk-share premium adjustments and revenue ceded to external parties.